Allowance for Credit Losses	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Allowance for Credit Losses
N
OTE E—ALLOWANCE FOR CREDIT LOSSES
The allowance for loan losses is an estimate of the expected credit losses on financial assets measured at amortized cost to present the net amount expected to be collected as of the balance sheet date. Such allowance is based on the credit losses expected to arise over the life of the asset (contractual term). Assets are charged off when United determines that such financial assets are deemed uncollectible or based on regulatory requirements, whichever is earlier. Charge-offs are recognized as a deduction from the allowance for credit losses. Expected recoveries of amounts previously charged-off,
not to exceed the aggregate of the amount previously
charged-off,
are included in determining the necessary reserve at the balance sheet date.
United made a policy election to present the accrued interest receivable balance separately in its consolidated balance sheets from the amortized cost of a loan. Accrued interest receivable was $88,963,000 and $70,332,000 at December 31, 2023 and December 31, 2022, respectively, related to loans and leases are included separately in “Accrued interest receivable” in the consolidated balance sheets. For all classes of loans and leases receivable, the accrual of interest is discontinued when the contractual payment of principal or interest has become 90 days past due, unless the loan is well secured and in the process of collection. Interest received on nonaccrual loans and leases, generally is either applied against principal or reported as interest income, according to management’s judgment as to the collectability of principal.
The following table represents the accrued interest receivable as of December 31, 2023 and December 31, 2022:

	Accrued Interest Receivable
(In thousands)	At December 31, 2023	At December 31, 2022
Commercial Real Estate:
Owner-occupied	$4,751	$4,855
Nonowner-occupied	27,507	19,801
Other Commercial	14,562	10,904
Residential Real Estate	20,718	16,117
Construction	18,504	15,195
Consumer:
Bankcard	0	0
Other consumer	2,921	3,460

Total	$88,963	$70,332

The following table represents the accrued interest receivables written off by reversing interest income for the year ended December 31, 2023 and December 31, 2022:

	Accrued Interest Receivables Written Off by Reversing Interest Income
(In thousands)	Year Ended
	2023	2022
Commercial Real Estate:
Owner-occupied	$31	$20
Nonowner-occupied	85	4
Other Commercial	39	77
Residential Real Estate	214	105
Construction	285	0
Consumer:
Bankcard	0	0
Other consumer	371	304

Total	$1,025	$510

United maintains an allowance for loan losses and a reserve for lending-related commitments such as unfunded loan commitments and letters of credit. For a detailed discussion of the methodology used to estimate the reserve for lending-related commitments, see Note A, “Summary of Significant Accounting Policies.” The reserve for lending-related commitments of $44,706,000 and $46,189,000 at December 31, 2023 and December 31, 2022, respectively, is separately classified on the balance sheet and is included in other liabilities. The combined allowance for loan losses and reserve for lending-related commitments is considered the allowance for credit losses.
United continuously evaluates any risks which may impact its loan and lease portfolios. Reserves are initially determined based on losses identified from the PD/LGD and Cohort models which utilize the Company’s historical information. Then any qualitative adjustments are applied to account for the Company’s view of the future and other factors. If current conditions underlying any qualitative adjustment factor were deemed to be materially different than historical conditions, then an adjustment was made for that factor.
United’s allowance for loan and lease losses at December 31, 2023 increased $24,491,000 or 10.43% from December 31, 2022. The overall increase in the allowance was driven primarily by increases in outstanding loan balances and in allocations established for individually assessed loans as well as the impact of changes in the reasonable and supportable forecasts of future macroeconomic conditions.
The year of 2023 qualitative adjustments include analyses of the following:

•
Current conditions
– United considered the impact of inflation, interest rates, the potential impact of the geopolitical situation, the banking regulatory environment and a potential government shutdown when making determinations related to factor adjustments, such as changes in economic and business conditions; collateral values for dependent loans; past due, nonaccrual and adversely classified loans and leases; concentrations of credit and external factors.

•
Reasonable and supportable forecasts
– The forecast is determined on a
portfolio-by-portfolio
basis by relating the correlation of real GDP and the unemployment rate to loss rates to forecasts of those variables. The reasonable and supportable forecast selection is subjective in nature and requires more judgment compared to the other components of the allowance. Assumptions for the economic variables were the following:

•
The forecast for real GDP shifted slightly in the fourth quarter, from a projection of 1.50% for 2024 as of mid-September
2023 to 1.40% for 2024 as of
mid-December
with projection of 1.80% for 2025. The unemployment rate forecast for 2024 and 2025 remained the same at 4.10%.

•
Greater risk of loss in the office portfolio due to continued hybrid and remote work that may be exacerbated by future economic conditions and in the commercial other and construction portfolios due to weakened economic conditions.

•	Reversion to historical loss data occurs via a straight-line method during the year following the one-year reasonable and supportable forecast period.

A progression of the allowance for loan losses, by portfolio segment, for the periods indicated is summarized as follows:

	Allowance for Loan and Lease Losses and Carrying Amount of Loans and Leases For the Year Ended December 31, 2023
(In thousands)	Commercial Real Estate		Other Commercial	Residential Real Estate	Construction & Land Development	Bankcard	Other Consumer	Total
	Owner- occupied	Nonowner- occupied
Allowance for Loan and Lease Losses:
Beginning balance	$13,945	$38,543	$79,706	$36,227	$48,390	$561	$17,374	$234,746
Charge-offs	(855)	(24)	(2,007)	(785)	(14)	(263)	(7,356)	(11,304)
Recoveries	187	1,233	1,729	697	80	28	687	4,641
Provision	(1,382)	18,183	(4,421)	5,028	11,457	484	1,805	31,154

Ending balance	$11,895	$57,935	$75,007	$41,167	$59,913	$810	$12,510	$259,237

	Allowance for Loan and Lease Losses and Carrying Amount of Loans and Leases For the Year Ended December 31, 2022
	Commercial Real Estate		Other Commercial	Residential Real Estate	Construction & Land Development	Bankcard	Other Consumer	Total
(In thousands)	Owner- occupied	Nonowner- occupied
Allowance for Loan and Lease Losses:
Beginning balance	$14,443	$42,156	$78,432	$26,404	$39,395	$317	$14,869	$216,016
Charge-offs	(68)	0	(4,308)	(1,546)	(2)	(355)	(3,371)	(9,650)
Recoveries	489	234	5,367	1,507	1,414	9	529	9,549
Provision	(919)	(3,847)	215	9,862	7,583	590	5,347	18,831

Ending balance	$13,945	$38,543	$79,706	$36,227	$48,390	$561	$17,374	$234,746

A progression of the allowance for credit losses, which includes the allowance for loan losses and the reserve for lending-related commitments, for the periods presented is summarized as follows:

	Year Ended December 31
(In thousands)	2023	2022	2021
Balance of allowance for loan and lease losses at beginning of period	$234,746	$216,016	$235,830
Initial allowance for acquired PCD loans	0	0	12,629
Gross charge-offs	(11,304)	(9,650)	(19,297)
Recoveries	4,641	9,549	10,578

Net charge-offs	(6,663)	(101)	(8,719)
Provision for loan and lease losses	31,154	18,831	(23,724)

Balance of allowance for loan and lease losses at end of period	$259,237	$234,746	$216,016
Reserve for lending-related commitments	44,706	46,189	31,442

Balance of allowance for credit losses at end of period	$303,943	$280,935	$247,458